Exhibit 99.1
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

AWARD/CONTRACT — UNDER DPAS (15 CFR 350) ▶ DO-C9(U) — PAGES 1 of 17

2. CONTRACT (PROC. INST. IDENT.) NO. N00014-07-C-0617	3. EFFECTIVE DATE SEE BLOCK 20 C
4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 07PR06213-00/01	

5. ISSUED BY CODE N00014 OFFICE OF NAVAL RESEARCH ONR 252 TRACY MARCINOWSKI, CACI (703)696-6804 E-mail tracy_marcinowski@onr.navy.mil 875 North Randolph St. Suite 1425 Arlington VA 22203-1995	6. ADMINISTERED BY (If other than item 5) CODE S3915A DCMA Philadelphia 700 Robbins Avenue, Bldg 4-A P.O. Box 11427 Philadelphia, PA 19111-0427 Phone: 215-737-3402 Fax: 215-737-7353

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP Code) OCEAN POWER TECHNOLOGIES, INC 1590 Reed Road Pennington, NJ 08534 Phone: 609-730-0400 DUPLICATE	8. DELIVERY ☐ FOB ORIGIN ☐ OTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT N.A. 10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN ▶ ITEM See Section G
CODE 04EP7 FACILITY CODE	

11. SHIP TO/MARK FOR CODE N00014 Office of Naval Research Attn: Michael Vaccaro Code: 321 875 North Randolph Street Arlington, Virginia 22203	12. PAYMENT WILL BE MADE BY CODE HQ0337 DFAS-CO/North Entitlement Operations P.O. Box 182266 Columbus OH 43218-2266
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(C)( )	14. ACCOUNTING AND APPROPRIATION DATA SEE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	See Section B of Schedule				
		15G. TOTAL AMOUNT OF CONTRACT ▶			See Section B of Schedule

16. TABLE OF CONTENTS

(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES	
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	9
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	2	☒	J	LIST OF ATTACHMENTS	17
☒	D	PACKAGING AND MARKING	2			PART IV – REPRESENTATIONS AND INSTRUCTIONS	
☒	E	INSPECTION AND ACCEPTANCE	3	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	17
☒	F	DELIVERIES OR PERFORMANCE	3				
☒	G	CONTRACT ADMINISTRATION DATA	3	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
☒	H	SPECIAL CONTRACT REQUIREMENTS	7	☐	M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Charles F. Dunleavy	20A. NAME OF CONTRACTING OFFICER Brian D. Glance Contracting Officer
19B. NAME OF CONTRACTOR BY [signature] (Signature of person authorized to sign)	19C. DATE SIGNED 24 May 2007
20B. UNITED STATES OF AMERICA BY [signature] (Signature of Contracting Officer)	20C. DATE SIGNED 5/24/07

NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE 26-107 STANDARD FORM 26 (REV.4-85)

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

				TOTAL
				ESTIMATED
				COST &
ITEM NO.	SUPPLIES/SERVICES	ESTIMATED COST	FIXED FEE	FIXED FEE
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C and provide reports and data in accordance with Exhibit A (DD Form 1423)	$1,621,800.00	$129,744.00	$1,751,544.00
	000101 ACRNAA: $5,000.00 000102 ACRNAB: $1,695,000.00 Total Funding: $1,700,000.00
TOTAL ESTIMATED CONTRACT CONSIDERATION:		$1,621,800.00	$129,744.00	$1,751,544.00
SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
1. The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).
2. The Contractor shall conduct the research effort under CLIN 0001, submitted under SBIR Topic Number N00-116, in accordance with Attachment Number 1, entitled “Statement of Work”.
SECTION D — PACKAGING AND MARKING
Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.
All reports, briefs, technical documents, etc. submitted to the Government under this contract should contain the following legend:
          SBIR or STTR DATA RIGHTS
Topic Number:
Contract No.:
Contractor Name:
Contractor Address:
The Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software marked with this legend are restricted as provided in paragraph (b)(4) of DFARS 252-227-7018, Rights in Noncommercial Technical Data and Computer Software-Small Business Innovative Research (SBIR) Program.
SECTION E — INSPECTION AND ACCEPTANCE
Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have thirty (30) days after contractual delivery for acceptance.
SECTION F — DELIVERIES OR PERFORMANCE
1. The research effort performed under CLIN 0001 shall be conducted from date of contract award for a period of eighteen (18) months.
2. Distribution, consignment and marking instructions for all contract line items shall be in accordance with Enclosure Number 1 of Exhibit A.
    The address for the cognizant Program Officer is as follows:
Office of Naval Research
875 North Randolph St.
Attn: Michael Vaccaro, Code 321
Arlington, Virginia 22203-1995

Ref: N00014-07-C-0617
SECTION G — CONTRACT ADMINISTRATION DATA (02/14/05)
1. PAYMENT AND INVOICE INSTRUCTIONS (COST REIMBURSEMENT)
     1.1 Submission of Invoices
PAYMENT AND INVOICE INSTRUCTIONS (COST TYPE)
The Office of Naval Research will utilize the new DoD Wide Area Workflow Receipt and Acceptance (WAWF) system. This web based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/Invoice/Public Vouchers (SF1034) will no longer be accepted for payment.
It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor Quick Reference Guides are also available at

http://www.acquisition.navy.mil/navyaos/content/view/full/3521/). The most useful guides are “Getting Started for Vendors”, “WAWF Vendor Guide”, and “Creating a Cost Voucher Invoice.”
The designated CCR EB point of contact is responsible for activating the company’s CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on VVAWF, any additional persons responsible for submitting invoices must self-register at the WAWF https://wawf.eb.mil.
The following required information should automatically fill-in via WAWF; if it does not fill-in, include the following:
Issue By DODAAC: N00014 Admin DODAAC: [Use the 6 character “ADMINISTERED BY” CODE as listed on page one of the award document]
Pay DODAAC: [Use the 6 character “PAYMENT WILL BE MADE BY” CODE as listed on page one of the award document]
Fill-in the following additional information:
DCAA Auditor DODAAC: [Look up via the AUDIT OFFICE LOCATOR at http://www.dcaa.mil. If you encounter any problems finding your cognizant audit office, write to dcaaweh@dcaa.mil or call ONR’s DCAA liaison at (703)696-2603] Service Approver DODAAC: N00014
The following additional information may need to be filled in:
LPO DODAAC: N00014 (Note — this line is required only when the “PA YMENT WILL BE MADE BY” DODAAC begins with an ‘N’)
After self-registering and logging on to the WAWF system, click on the plus sign next to the word “Vendor” and then click on the “Create New Document” link. Enter the contract number, cage code, and Pay DODAAC (above) and hit submit. Select the “Cost Voucher” invoice type within WAWF-RA. This type of invoice fulfills any requirement for submission of the Material Inspection and Receiving Report, DD Form 250. Back up documentation, 5MB limit, can be included and attached to the invoice in WAWF under the “Misc Info” tab. Fill-in all applicable information under each tab.
Take special care when you enter Line Item information — the Line Item tab is where you will detail your request for payment and material/services that were provided based upon the contract. Be sure to fill in the following two informational items exactly as they appear in the contract:
Item Number: If the contract schedule has more than one ACRN listed as sub items under the applicable Contract Line Item Number (CLIN), use the 6 character separately identified Sub Line Item Number (SLIN) (e.g. — 0001AA) or Informational SLIN (e.g. — 000101), otherwise use the 4 character CLIN (e.g. — 0001).

ACRN: Fill-in the applicable 2 alpha character ACRN that is associated with the SLIN or CLIN. (Note — DO NOT INVOICE FOR MORE THAN IS STILL AVAILABLE UNDER ANY ACRN). Special Payment Instructions for CLIN/SLINs with Multiple ACRNs/Lines of Accounting: (Note -since WAWF does not accept the use of multiple ACRNs for any single CLIN or SLIN on one invoice; multiple invoices may have to be used — use the VVAWF “Line Item” “Description” area to note the use of multiple invoices). For all invoices submitted against CLINs with multiple Accounting Classification Reference Numbers (ACRNs), the billing shall be paid from the earliest Fiscal Year (FY) appropriation first. Fiscal Year is determined from the 3rd character in the “Appropriation (Critical)” part (Block 6B) of the Line of Accounting on the Financial Accounting Data Sheet of the contract (e.g., 1741319 for FY 2004 and 1751319 for FY 2005). In the event there are multiple ACRNs with the same FY of appropriation, billings shall be proportionally billed to all ACRNs for that FY in the same ratio that the ACRNs are obligated.
After all required information is included, click on the “Submit” button under the “Header” tab.
Helpful Note: Shipment Number format should be three alpha and 4 numeric (e.g., SER0001).
Note: The contractor shall submit invoices for payment per contract terms and the Government shall process invoices for payment per contract terms.
If you have any questions regarding the WAWF, please contact the DoN WAWF Assistance Line at 1-866-618-5988.
To find out the status of payment due from invoices please contact any of the following numbers:
DFAS Columbus Query Number 1-800-756-4571
DFAS Charleston Query Number 1-800-755-3642
You may also try the following website:
     https://myinvoice.csd.disa.mil
     1.2 Payment of Allowable Costs and Fixed Fee
     As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:
     (a) Costs, as provided for under the contract clause entitled “Allowable Cost and Payment,” shall not exceed the amount set forth as “Estimated Cost” in Section B, and is subject to the contract clause entitled “Limitation of Cost” or “Limitation of Funds” whichever is applicable.
     (b) A fixed fee, in the amount set forth as “Fixed Fee” in Section B, in accordance with the contract clause FAR 52.216-8 “Fixed Fee”, shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer. However, the Contractor, shall bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost not to exceed the amount set forth as “Fixed Fee” in Section B. The total fixed fee billed shall not exceed the total fixed fee specified in Section B and is subject to the contract clause entitled “Limitation of Cost” or “Limitation of Funds” whichever applies.
     (c) In accordance with FAR 52.216-8, and in order to protect the Government’s interest, the Contractor is hereby directed to withhold 15% of the fixed fee amount as set forth in Section B or until a reserve is set aside in the amount of $100,000, whichever is less. The Administrative Contracting Officer shall release 75% of the fixed fee reserve upon acceptance of the final deliverables identified in Section F of this contract. The remainder 25% of the fixed fee reserve will be released after completion of any final audits, submission of the final patent and royalty reports and if the contractor is not delinquent in submitting final vouchers for prior years’ settlements.
     1.3 Allotment of Funds
     (a) It is hereby understood and agreed that this contract will not exceed a total amount of $1,751,544.00; including an estimated cost of $1,621,800.00 and a fixed fee of $129,744.00.
     (b) It is hereby understood and agreed that CLIN 0001 will not exceed a total amount of $1,751,544.00; including an estimated cost of $1,621,800.00 and a fixed fee of $129,744.00. The total amount presently available for payment and allotted to CLIN 0001 of this contract is $1,700,000.00; including an estimated cost of $1,574,074.00 and a fixed fee of $125,926.00.
2. PROCURING OFFICE REPRESENTATIVES
     (a) In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.
Contract Negotiator — Ms. Tracy Marcinowski, CACI, ONR 252, (703) 696-6804.
E-Mail Address: tracy_marcinowski@onr.navy.mil
Inspection and Acceptance — Mr. Michael Vaccaro, ONR 321, 703-696-0615.
E-Mail Address: michael_vaccaro@onr.navy.mil
Security Matters — Ms. Sheila Neal, ONR 43, (703) 696-8177, DSN 426-8177
Patent Matters — Mr. James Bechtel, ONR 00CC, (703) 696-4000, DSN 426-4000.
     (b) The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, 875 North Randolph St., Arlington, VA 22203-1995. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The

Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.
3. TYPE OF CONTRACT
This is a cost-plus-fixed-fee completion contract.
SECTION H — SPECIAL CONTRACT REQUIREMENTS
1. ONR 5252.235-9714 REPORT PREPARATION (JUL 2005)
Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-2005, Scientific and Technical Reports: Elements, Organization, and Design.
[NOTE: All NISO American National Standards are available as free, downloadable PDF(s) at http://www.niso.org/standards/index.html. NISO standards can also be purchased in hardcopy form from NISO Press Fulfillment, P.O. Box 451, Annapolis Junction, MD 20701-0451 USA. Telephone U.S. and Canada: (877) 736-6476; Outside the U.S. and Canada: 301-362-6904; Fax: 301-206-9789.]
2. INVENTION DISCLOSURES AND REPORTS
The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer (ACO). The ACO (Refer to Block 6 of the SF Form 26 for POC information) will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, Arlington, VA 22203. Corporate Counsel will return the reports along with a recommendation to the ACO. Corporate Counsel represents the Contracting Officer regarding invention reporting matters arising under this contract.
3. ONR 5252.242-9718 TECHNICAL DIRECTION (FEB 2002)
     (a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:
          (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work:
          (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of the work description.
     (b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:
          (1) Assign additional work under the contract;

          (2) Direct a change as defined in the contract clause entitled “Changes”;
          (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance;
          (4) Change any of the terms, conditions or specifications of the contract.
     (c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.
     (d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.
4. ONR 5252.237-9705 KEY PERSONNEL (DEC 88)
     (a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as “key personnel”. No substitutions may be made except in accordance with this clause.
     (b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent’s sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least (30) days in advance ((45) days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.
     (c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.
     (d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.
The following are identified as key personnel:

Labor Category	First/M/Last Name

Principal Investigator	[**]
SECTION I — CONTRACT CLAUSES
Cost-Plus-Fixed Fee (SBIR-STTR phase II/III) (May 7, 2007)

*	Applies when contract action exceeds $10,000
**	Applies when contract action exceeds $100,000
+	Applies when contract action exceeds $550,000
++	Applies when contract action exceeds $550,000 and subcontracting possibilities exist. Small Business Exempt.
x	(DD 250)
All clauses in the Section (A) Tables are required clauses and are applicable, or are applicable at the specified thresholds as designated in accordance with the legend listed above.
(A) FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/
I. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**	FAR 52.202-1	Definitions (JUL 2004)

**	FAR 52.203-3	Gratuities (APR 1984)

**	FAR 52.203-5	Covenant Against Contingent Fees (APR 1984)

**	FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)

**	FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)

**	FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)

**	FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)

**	FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (SEP 2005)

**	FAR 52.204-4	Printing/Copying Double-Sided on Recycled Paper (AUG 2000)

	FAR 52.204-7	Central Contractor Registration (JUL 2006)

	FAR 52.211-15	Defense Priority and Allocation Requirements (SEP 1990)

**	FAR 52.215-2	Audit and Records — Negotiation (JUN 1999) and Alternate II (APR 1998) (Alternate II is only applicable with cost reimbursement contracts with State and local Governments, educational institutions, and other nonprofit organizations.)

	FAR 52.215-8	Order of Precedence — Uniform Contract Format (OCT 1997)

+	FAR 52.215-10	Price Reduction for the Defective Cost or Pricing Data (OCT 1997) (The provisions of this Clause have been waived by a joint Determination and Findings for the prime contractor only. The clause is applicable to subcontracts over $550,000.)

+	FAR 52.215-12	Subcontractor Cost or Pricing Data (OCT 1997) (Applicable to subcontracts over $550,000 only)

**	FAR 52.215-14	Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997) (Alternate I is applicable if the action is contracted under Other Than Full and Open Competition)

+	FAR 52.215-15	Pension Adjustments and Asset Reversions (OCT 2004)

	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997)

+	FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (JUL 2005)

+	FAR 52.215-19	Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)

	FAR 52.216-7	Allowable Cost and Payment (DEC 2002)

	FAR 52.216-8	Fixed Fee (MAR 1997)

**	FAR 52.219-4	Notice of Price Evaluation Preference for HUB zone Small Business Concerns (JUL 2005)

	FAR 52.219-6	Notice of Total Small Business Set-Aside (JUN 2003)

**	FAR 52.219-8	Utilization of Small Business Concerns (MAY 2004)

**	FAR 52.219-9	Small Business Subcontracting Plan (JUL 2005)

**	FAR 52.219-14	Limitations on Subcontracting (DEC 1996)

++	FAR 52.219-16	Liquidated Damages — Subcontracting Plan (JAN 1999)

	FAR 52.222-1	Notice to the Government of Labor Disputes (FEB 1997)

**	FAR 52.222-2	Payment for Overtime Premiums (JUL 1990) (Note: The word “zero” is inserted in the blank space indicated by an asterisk)

	FAR 52.222-3	Convict Labor (JUN 2003) (Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)

**	FAR 52.222-4	Contract Work Hours and Safety Standards Act -Overtime Compensation (JUL 2005)

	FAR 52.222-21	Prohibition of Segregated Facilities (FEB 1999)

	FAR 52.222-26	Equal Opportunity (MAR 2007)

*	FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)

*	FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)

*	FAR 52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)

	FAR 52.222-50	Combating Trafficking in Persons (APR 2006)(DEVIATION)

**	FAR 52.223-14	Toxic Chemical Release Reporting (AUG 2003)

	FAR 52.225-13	Restrictions on Certain Foreign Purchases (FEB 2006)

**	FAR 52.227-1	Authorization and Consent (JUL 1995) and Alternate I (APR 1984)

**	FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)

	FAR 52.228-7	Insurance Liability to Third Persons (MAR 1996) (Further to paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR 28.307-2)

	FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)

**	FAR 52.232-17	Interest (JUN 1996)

	FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)

	FAR 52.232-25	Prompt Payment (OCT 2003) and Alternate I (FEB 2002) (The words “the 30th day” are inserted in lieu of “the 7th day” at (a)(5)(i). [When Alternate I is applicable (a)(5)(i) does do not apply] [Use Alternate I when awarding a cost reimbursement contract for services]

	FAR 52.232-33	Payment by Electronic Funds Transfer — Central Contractor Registration (OCT 2003)

	FAR 52.233-1	Disputes (JULY 2002)

	FAR 52.233-3	Protest After Award (AUG 1996) and Alternate I (JUN 1985)

	FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)

+	FAR 52.242-3	Penalties for Unallowable Costs (MAY 2001)

	FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)

**	FAR 52.242-13	Bankruptcy (JUL 1995)

	FAR 52.242-15	Stop Work Order (AUG 1989) and Alternate I (APR 1984)

	FAR 52.243-2	Changes — Cost-Reimbursement (Aug. 1987) and Alternate V (APR 1984)

	FAR 52.244-2	Subcontracts (MAY 2005) and Alternate I (JAN 2006)

**	FAR 52.244-5	Competition in Subcontracting (DEC 1996)

	FAR 52.244-6	Subcontracts for Commercial Items (FEB 2006)

	FAR 52.245-5	Government Property (Cost-Reimbursement, Time-and-Materials, or Labor-Hour Contracts) (May 2004) and ALT I (JUN 2003) (As modified by DoD Class Deviation 99-00008 dated 13 July 1999) (ALT I is applicable if the contractor is a nonprofit organization whose primary purpose is the conduct of scientific research)

	FAR 52.246-9	Inspection of Research and Development (Short Form) (Apr 1984)

	FAR 52.246-23	Limitation of Liability (FEB 1997)

**	FAR 52.247-64	Preference for Privately Owned U.S. Flag Commercial Vessels (FEB 2006)

	FAR 52.249-6	Termination (Cost-Reimbursement) (May 2004)

	FAR 52.249-14	Excusable Delays (APR 1984)

	FAR 52.251-1	Government Supply Sources (APR 1984)

	FAR 52.253-1	Computer Generated Forms (JAN 1991)
II. DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**	DFARS 252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (DEC 2004)

	DFARS 252.204-7003	Control of Government Work Product (APR 1992)

	DFARS 252.204-7004	Alternate A (NOV 2003)

**	DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country (MAR 1998)

+	DFARS 252.215-7000	Pricing Adjustments (DEC 1991)

	DFARS 252.215-7003	Excessive Pass-Through Charges (APR 2007)

++	DFARS 252.219-7003	Small. Small Disadvantaged and Women-owned Small Business Subcontracting Plan (DoD Contracts) (APR 2007)

	DFARS 252.225-7004	Reporting of Contract Performance Outside the United States and Canada-Submission After Award (JUN 2005)

**	DFARS 252.225-7012	Preference for Certain Domestic (JAN 2007)

	DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 2005)

	DFARS 252.227-7016	Rights In Bid Or Proposal Information (JUN 1995)

	DFARS 252-227-7017	Identification And Assertion Of Use, Release, Or Disclosure Restrictions (JUN 1995)

	DFARS 252.227-7018	Rights In Noncommercial Technical Data And Computer Software-Small Business Innovation Research (SBIR) Program (JUN 1995)

	DFARS 252.227-7019	Validation Of Asserted Restrictions-Computer Software (JUN 1995)

	DFARS 252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JUN 1995)

	DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government (JUN 1995)

	DFARS 252.227-7030	Technical Data - Withholding of Payment (MAR 2000)

	DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)

	DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)

	DFARS 252.232-7003	Electronic Submissions of Payment Requests (MAR 2007)

	DFARS 252.235-7002	Animal Welfare (DEC 1991)

	DFARS 252.235-7010	Acknowledgement of Support and Disclaimer (MAY 1995)

	DFARS 252.235-7011	Final Scientific or Technical Report (NOV 2004)

**	DFARS 252.243-7002	Requests for Equitable Adjustment (MAR 1998)

	DFARS 252.245-7001	Reports of Government Property (MAY 1994)

X	DFARS 252.246-7000	Material Inspection and Receiving Report (MAR 2003)

**	DFARS 252.247-7023	Transportation of Supplies by Sea (MAY 2002)

	DFARS 252.247-7024	Notification of Transportation of Supplies by Sea (MAR 2000) (Applicable when the Contractor has made a negative response to the inquiry in the representation at DFARS 252.247-7022.)

	DFARS 252.251-7000	Ordering from Government Supply Sources (NOV 2004)

(B) ADDITIONAL FAR AND DFARS CLAUSES
     This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

	FAR 52.204-2	Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)

X	FAR 52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JAN 2005) (Applicable to contracts exceeding $25,000 in value.)

	FAR 52.215-16	Facilities Capital Cost of Money (Jun 2003) (Applicable in solicitations expected to result in contracts that are subject to the cost principles for contracts with commercial organizations)

X	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (Use if FAR52.215-16 is not applicable)

X	FAR 52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data will be required for modifications)

	FAR 52.217-9	Option to Extend the Term of the Contract (MAR 2000) (In paragraph (a), insert “period of time” and “number of days”: and in paragraph (c), insert “month and years”) (Applicable if contract contains line item(s) for option(s))

	FAR 52.219-3	Notice of Total HUB Zone Set-Aside (JAN 1999)

	FAR 52.222-20	Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)

X	FAR 52.222-50	Combating Trafficking of Persons (APR 2006)(DEVIATION)

X	FAR 52.223-5	Pollution Prevention and Right-to-Know Information (AUG 2003) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)

X	FAR 52.223-6	Drug-Free Workplace (MAY 2001) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)

	FAR 52.227-10	Filing of Patent Applications — Classified Subject Matter (APR 1984)

X	FAR 52.227-11	Patent Rights - Retention by the Contractor (Short Form) (Jun 1997)(Applicable if contractor is a small business or a non profit organization.

X	FAR 52.232-20	Limitation of Cost (APR 1984) (Applicable only when contract action is fully funded)

X	FAR 52.232-22	Limitation of Funds (APR 1984) (Applicable only when contract action is incrementally funded)

	FAR 52.239-1	Privacy or Security Safeguards (AUG 1996) (Applicable to contracts for information technology which require security of information technology, and/or are for the design, development, or operation of a system of records using commercial information technology services or support services.)

	FAR 52.245-18	Special Test Equipment (FEB 1993) Applicable when it is anticipated that the contractor will acquire or fabricate special test equipment but the exact identification of the equipment is not known)

	FAR 52.246-08	Inspection of Research and Development - Cost Reimbursement (MAY 2001) (Use instead of FAR 52.246-09 (Inspection of Research and Development - Short Form) (APR 84) when the primary objective of the contract is the delivery of end items other than designs, drawings and reports.)

	DFARS 252.203-7002	Display of DoD Hotline Poster (DEC 1991) (Applicable only when contract action exceeds $5 million or when any modification increases contract amount to more than $5 million)

	DFARS 252.204-7000	Disclosure of Information (DEC 1991) (Applies when Contractor will have access to or generate unclassified information that may be sensitive and inappropriate for release to the public)

	DFARS 252.204-7005	Oral Attestation of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2. Security Requirements Applies)

X	DFARS 252.205-7000	Provision of Information to Cooperative Agreement Holders (DEC 1991) (Applicable only when contract action exceeds $1,000,000 or when any modification increases total contract amount to more than $1,000,000)

	DFARS 252.211-7003	Item Identification and Valuation (JUN 2005) (Applicable if the contract includes deliverable items (1) with a unit cost of $5000 or more or (2) that will be serially managed or controlled inventory.)

X	DFARS 252.215-7002	Cost Estimating System requirements (OCT 1998) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)

	DFARS 252.223-7004	Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.

X	DFARS 252.223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993) (Applicable if work requires, may require, or permits contractor performance on a DoD installation)

	DFARS 252.225-7001	Buy American Act and Balance of Payments Program (JUN 2005) (Applicable if the contract includes deliverable supplies) (This clause does not apply if an exception to the Buy American Act or Balance of Payments Program is known or if using the clause at 252.225-7007, 252.225-7021, or 252.225-7036.)

	DFARS 252.225-7002	Qualifying Country Sources as Subcontractors (APR 2003) (Applicable when clause at DFARS 252.225-7001, 252.227-7007, 252.227-7021 or 252.227-7036 applies)

	DFARS 252.225-7016	Restriction On Acquisition Of Ball And Roller Bearings (MAR 2006) (Applicable if contract includes deliverable supplies, unless Contracting Officer knows that items being acquired do not contain ball or roller bearings)

	DFARS 252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns(SEP 2004) (Section 8021 of Pub. L. 107-248 [ and similar sections in subsequent DoD appropriation acts.])

X	DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software - Small Business Innovation Research (SBIR) Program (JUN 1995) (Also applies to STTR programs)

	DFARS 252.227-7025	Limitations On The Use Or Disclosure Of Government-Furnished Information Marked With Restrictive Legends (JUN 1995) (Applicable when the Government will provide the contractor, for the performance of its contract, technical data, including software marked with another contractor’s restrictive legend(s))

X	DFARS 252.227-7034	Patents-Subcontracts (APR 1984) [Applicable to contracts containing FAR 52.227-11, Patent Rights-Retention by the Contractor (Short Form)]

X	DFARS 252.227-7039	Patents-Reporting Of Subject Inventions (APR 1990) [Applicable to contracts containing FAR 52.227-11, Patent Rights-Retention by the Contractor (Short Form)]
SECTION J — LIST OF ATTACHMENTS
1. Exhibit A entitled “Contract Data Requirements List” (DD Form 1423) — 1 page with Enclosure Number 1, entitled “Contract Data Requirements List — Instructions for Distribution” — 2 pages
2. Attachment Number 1, entitled, “Statement of Work” — 4 pages
3. Attachment Number 2, entitled, “Report Documentation Page” (SF 298) — 1 page
4. Attachment Number 3, entitled, “Financial Accounting Data Sheets.” — 2 pages
SECTION K — REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
1. The Contractor’s ORCA validation dated from 2 Mar 07 to 2 Mar 08 is hereby incorporated into this contract by reference. The DFARS and Contract Specific Representations and Certifications, dated 9 Mar 2007 are hereby incorporated by reference.

Exhibit A "Contract Data Requirements List" (DD Form 1423)

CONTRACT DATA REQUIREMENTS LIST

Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP ____ TM ____ OTHER X

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
DWADS Powerbuoy	N00014-07-C-0617	Ocean Power Technologies Inc

Data Item A001

Field	Value
1. DATA ITEM NO.	A001
2. TITLE OF DATA ITEM	Progress Reports
3. SUBTITLE	
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	Section H.1 of Schedule
6. REQUIRING OFFICE	See Section F
7. DD 250 REQ	LT*
8. APP CODE	
9. DIST STATEMENT REQUIRED	
10. FREQUENCY	Monthly
11. AS OF DATE	
12. DATE OF FIRST SUBMISSION	1 MARO
13. DATE OF SUBSEQUENT SUBMISSION	Monthly
16. REMARKS	*As required by the Program Officer, these reports submitted monthly for the purpose of reporting progress, may be in the form of a letter, or a technical report.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →	0	0	0

Data Item A002

Field	Value
1. DATA ITEM NO.	A002
2. TITLE OF DATA ITEM	OTA Test Plan and Procedures
3. SUBTITLE	
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	Section H.1 of Schedule
6. REQUIRING OFFICE	See Section F
7. DD 250 REQ	LT*
8. APP CODE	
9. DIST STATEMENT REQUIRED	
10. FREQUENCY	As Required
11. AS OF DATE	
12. DATE OF FIRST SUBMISSION	2 Mos ARO
13. DATE OF SUBSEQUENT SUBMISSION	As Required
16. REMARKS	*As required by the Program Officer, these reports submitted as required for the purpose of reporting progress, may be in the form of a letter, or a technical report.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →	0	0	0

Data Item A003

Field	Value
1. DATA ITEM NO.	A003
2. TITLE OF DATA ITEM	Preliminary Design Data Package
3. SUBTITLE	
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	Section H.1 of Schedule
6. REQUIRING OFFICE	See Section F
7. DD 250 REQ	LT*
8. APP CODE	
9. DIST STATEMENT REQUIRED	
10. FREQUENCY	As required
11. AS OF DATE	
12. DATE OF FIRST SUBMISSION	2 Mos ARO
13. DATE OF SUBSEQUENT SUBMISSION	As Required
16. REMARKS	*As required by the Program Officer, these reports submitted upon request for the purpose of reporting progress, may be in the form of a letter, or a technical report.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →	0	0	0

Data Item A004

Field	Value
1. DATA ITEM NO.	A004
2. TITLE OF DATA ITEM	Final Design Data Package
3. SUBTITLE	
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	Section H.1 of Schedule
6. REQUIRING OFFICE	See Section F
7. DD 250 REQ	LT*
8. APP CODE	
9. DIST STATEMENT REQUIRED	
10. FREQUENCY	As Required
11. AS OF DATE	
12. DATE OF FIRST SUBMISSION	4 Mos ARO
13. DATE OF SUBSEQUENT SUBMISSION	As Required
16. REMARKS	*As required by the Program Officer, these reports submitted upon request for the purpose of reporting progress, may be in the form of a letter, or a technical report.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →	0	0	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

CONTRACT DATA REQUIREMENTS LIST

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP ____ TM ____ OTHER X

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
DWADS Powerbuoy	N00014-07-C-0617	Ocean Power Technologies Inc

Field	A005	A006	A007	A008
1. DATA ITEM NO.	A005	A006	A007	A008
2. TITLE OF DATA ITEM	Engineering Report	Detailed Design Data Package	Recommendation Report	Final report
3. SUBTITLE				
4. AUTHORITY (Data Acquisition Document No.)				
5. CONTRACT REFERENCE	Section H.1 of Schedule	Section H.1 of Schedule	Section H.1 of Schedule	Section H.1 of Schedule
6. REQUIRING OFFICE	See Section F	See Section F	See Section F	See Section F
7. DD 250 REQ	LT*	LT*	LT*	LT*
8. APP CODE				
9. DIST STATEMENT REQUIRED				
10. FREQUENCY	As required	As Required	As required	As Required
11. AS OF DATE				
12. DATE OF FIRST SUBMISSION	As Required	6 MARO	18 MARO	18 MARO
13. DATE OF SUBSEQUENT SUBMISSION	As Required	As Required	As Required	As Required
14. DISTRIBUTION a. ADDRESSEE / b. COPIES (Draft, Final Reg, Repro)				
15. TOTAL (Draft / Reg / Repro)	0 / 0 / 0	0 / 0 / 0	0 / 0 / 0	0 / 0 / 0
16. REMARKS	*As required by the Program Officer, these reports submitted as required for the purpose of reporting progress, may be in the form of a letter, or a technical report.	*As required by the Program Officer, these reports submitted as required for the purpose of reporting progress, may be in the form of a letter, or a technical report.	*As required by the Program Officer, these reports submitted upon request for the purpose of reporting progress, may be in the form of a letter, or a technical report.	*As required by the Program Officer, these reports submitted upon request for the purpose of reporting progress, may be in the form of a letter, or a technical report.
17.				
18.				

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD FORM 1423, AUG 96 PREVIOUS EDITION MAY BE USED. Page ___ of ___ Pages

Reset

ENCLOSURE NUMBER 1
CONTRACT DATA REQUIREMENTS LIST
INSTRUCTIONS FOR DISTRIBUTION
DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT
The minimum distribution of technical reports and the final report submitted in connection with this contract is as follows:

		NUMBER OF COPIES
	DODAAC	UNCLASSIFIED/	UNCLASSIFIED/LIMITED
ADDRESSEE	CODE	UNLIMITED	AND CLASSIFIED
Program Officer Michael Vaccaro	N00014	1	1
E-Mail: Michael_vaccaro@onr.navy.mil

Administrative Contracting Officer*	S3915A	1	1

Director, Naval Research Lab	N00173	1	1
Attn: Code 5596
4555 Overlook Avenue. SW
Washington, D.C. 20375-5320
E-mail: reports@library.nrl.navy.mil

Defense Technical Information Center	HJ4701	2	2
8725 John J. Kingman Road
STE 0944
Ft. Belvoir, VA 22060-6218
E-mail: tr@dtic.mil

*	Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.
ELECTRONIC SUBMISSIONS OF TECHNICAL REPORTS IS PREFERRED AND ENCOURAGED. ELECTRONIC SUBMISSION SHOULD BE SENT TO THE E-MAIL ADDRESSES PROVIDED IN THE ABOVE TABLE, HOWEVER PLEASE NOTE THE FOLLOWING:
•	Only Unlimited/Unclassified document copies may be submitted by e-mail.

•	Unclassified/Limited has restricted distribution and a classified document (whether in its entirety or partially) is to be distributed in accordance with classified material handling procedures.

•	Electronic submission to DIRECTOR, NAVAL RESEARCH LAB, shall be unclassified/unlimited reports and 30 pages or less. If unclassified and more than 30 pages, hardcopies of reports must be mailed.

•	Electronic submission to DTIC shall be unclassified/unlimited reports. If submission is for limited documents, please send them in on a disk or sign up for DTIC’s web-based document submission system at http://www.dtic.mil. DTIC prefers ..pdf, .tif. and .ps files; however, other formats will also be accepted. NOTE: DTIC can no longer accept the following file types via email: password protected, zipped or compressed files, file with the extensions: *.vbs, *.cmd. *.exe, *.bat, *.com, *.mp3, *.eml and *.dll.
If the Program Officer directs, the Contractor shall make additional distribution of technical reports in accordance with a supplemental distribution list provided by the Program Officer.
DISTRIBUTION OF PROGRESS REPORTS, which are NOT Technical Reports
The minimum distribution for reports that are not technical reports is as follows:

		NUMBER OF COPIES
	DODAAC	UNCLASSIFIED/	UNCLASSIFIED/LIMITED
ADDRESSEE	CODE	UNLIMITED	AND CLASSIFIED
Program Officer Michael Vaccaro	N00014	1	1
E-Mail: Michael_vaccaro@onr.navy.mil

Administrative Contracting Officer*	S3915A	1	1

*	Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

Attachment Number 1, Statement Work
Statement of Work
Task 1.0 Systems Engineering
Ocean Test Article (OTA) PowerBuoy® Requirements Generation
With the ultimate Advanced Development Model (ADM) prototype goals in mind, OPT shall prepare a document that captures the requirements for the OTA PowerBuoy, anchor-riser, and any required special test, installation and recovery equipment.
Since an acoustic array will not be integrated with the OTA buoy, electrical power generated by the PowerBuoy during the ocean test will be used to charge on-board batteries. Power exceeding that which is required for battery charging will be dissipated using a dummy load attached to the outside of the PowerBuoy. OPT’s internal buoy data is expected to be retrieved via a WI-FI or satellite communications link.
Buoy Requirements. OPT shall define the requirements for the modifications to its PB40 needed to support the ocean demonstration.
Anchor and Riser (Mooring) Requirements (inputs to US Navy). OPT shall define the requirements for the OTA Anchor and Riser system and document those requirements in an OTA Mooring System Requirements document. Note that OPT will support in the design of the mooring system, but have assumed that the design and build of this element is US Navy responsibility.
Deployment/Retrieval and Test System Requirements (inputs to US Navy). OPT shall define the requirements for the installation and retrieval of the OTA and document those requirements in an OTA Installation and Retrieval Requirements document. Note that OPT will support in this effort, but has assumed that it is US Navy responsibility.
OTA Test Plan and Procedures
OPT shall prepare a plan that outlines the plans, objectives and methods for the test of the OTA.
Task 2.0 Preliminary Design of OTA
OPT shall perform preliminary design of OTA buoy and a mass mock-up for the acoustic sensor arrays. The requirements set forth in the OTA requirements document shall be used in the buoy design except under mutual agreement. A preliminary design data package shall be prepared and a preliminary design review shall be conducted.
Buoy (OPT Proprietary)
OPT shall perform preliminary design of the enhanced PowerBuoy. The requirements set forth in the OTA requirements document shall be used in the buoy design. OPT shall implement enhancements to its existing PowerBuoy to improve the efficiency and increase the power output to approximately [**] in Sea State 3. It is expected, but not required, that these modifications will include:
–	Addition of [**]

–	Implementation of advanced control algorithms

–	Improved [**] hydrodynamics

–	Improved Power Take-Off system efficiency

–	Other improvements
A preliminary design data package shall be prepared and a preliminary design review shall be conducted.
Anchor and Riser Subsystem Design Support
OPT shall support the Navy with design of the anchor and riser subsystem. The output of this task shall be an engineering report.
Deployment and Recovery Equipment
OPT shall perform preliminary design of any required special fixtures and equipment needed for the deployment and recovery of the enhanced PowerBuoy. A preliminary design data package shall be prepared and a preliminary design review shall be conducted.
Test Equipment
OPT shall perform preliminary design of any required special fixtures and equipment needed to test the enhanced PowerBuoy. A preliminary design data package shall be prepared and a preliminary design review shall be conducted.
Task 3.0 Detailed Design of OTA
OPT shall perform detailed design of the OTA buoy and a mass mock-up for the acoustic sensor array. The requirements set forth in the OTA requirements document shall be used in the buoy design except under mutual agreement. A detailed design data package shall be prepared and a final design review shall be conducted.
Buoy (OPT Proprietary)
OPT shall perform final, detailed design of enhanced PB40. The requirements set forth in the OTA requirements document shall be used in the buoy design except under mutual agreement.
A final design data package shall be prepared and a final design review shall be conducted.

Anchor and Riser Subsystem
OPT shall support the Navy with design of the anchor and riser subsystem. The output of this task shall be an engineering report.
Deployment and Recovery Equipment
OPT shall perform final, detailed design of any required special fixtures and equipment needed for the deployment and recovery of the enhanced PowerBuoy. A detailed design data package shall be prepared and a detailed design review shall be conducted.
Test Equipment
OPT shall perform final, detailed design of any modifications to existing fixtures and equipment needed to test the enhanced PowerBuoy. A detailed design data package shall be prepared and a detailed design review shall be conducted.
Task 4.0 Fabrication of OTA Equipment
Enhanced PB40 Buoy Fabrication
OPT shall fabricate its enhanced PowerBuoy with the required modifications identified in Task 4.3.
Anchor and Riser Fabrication
The US Navy will procure and fabricate the various components of the mooring subsystem.
Task 5.0 Acceptance Testing of OTA PowerBuoy Subsystems
OPT shall perform acceptance testing of the OTA PowerBuoy subsystems to verify functionality and critical performance, where possible.
Task 6.0 System Staging, Deployment and Retrieval of OTA (US Navy)
OPT shall be responsible for delivering the OTA to the staging area and readying it for deployment. Final system testing at the staging area will be conducted to check functionality of subsystems and to insure mechanical system tolerances and key moving components are to specification. Integration of the control system with cables and connectors to the PowerBuoy will be performed.
Prior to deployment, OPT will participate in an on-site review with members of the project team that covers the objectives, methods, equipment, safety, and contingency procedures intended with respect to the installation and test plans.
OPT will support the Navy in the deployment and eventual retrieval of the OTA system. The test site shall be selected in consultation with ONR. Considerations will include the water depth and availability of deployment vessels. The target water depth will be approximately [**]. A test site near Oahu, Hawaii is presently assumed.

Task 7.0 Technical Support for Sea Trial of OTA
OPT shall provide technical support during the sea trial anticipated to be up to two months. During that time period data from the PowerBuoy systems operations will be collected and entered into OPT’s operational database. Many parameters may be monitored electronically from sensors located throughout the system via the data acquisition system.
Data will also be obtained from visual inspections of the buoy and mooring components to check for corrosion, marine growth and wear. In addition, data from Navy or other independent wave monitoring device will be collected.
OPT will review the data and make recommendations for enhancements that can be implemented during the testing.
Task 8.0 Sea Trial Test Results — Data Analysis
Test Results
After completion of the sea trial test, OPT shall analyze the recorded data to identify trends, anomalies and key operational performance and compare it to expected results. Some of the analysis will be conducted by statistical and event mapping of data. Based on this analysis, OPT shall make recommendations to optimize the PowerBuoy design for the ADM application and follow-on systems.
Recommendations for Transition to ADM
Upon completion of the ocean test and subsequent data analysis, OPT shall identify improvements to transition to the ADM and develop a cost model for it. OPT shall also identify any additional development or risk mitigation work that needs to be performed in order to successfully transition from the OTA to the ADM.
Task 9.0 Program Management
A Program Manager shall be assigned to the program. The Program Manager will provide the technical direction, monitor and direct the daily technical aspects of the program and coordinate the specialized talents of management, engineering, finance, manufacturing, and quality assurance with the following tasks:
•	Program Planning, Tracking and Technical Management — The OPT Program Manager shall be responsible for resource assignment, technical direction, task direction and schedule management. OPT will notify the government when the project reaches 75% cost expenditure.
•	Program Meetings — The OPT Program Manager shall direct the program meetings which are established to coincide with key technical milestones.

•	Progress Reports — OPT Program Manager shall prepare and distribute the minutes from Review Meetings, Monthly Progress Reports, and Major Technical Reports in accordance with the Contract Data Requirements List (CDRL) Items.
The OPT administrative staff will provide the financial and contractual support.
Period of Performance: 18 Months after receipt of order (ARO)
Deliverables:
Monthly Progress Reports
OTA Test Plan and Procedures
Preliminary Design Data Package
Final Design Data Package
Engineering Report
Detailed Design Data Package
Recommendation Report
Final Report

Attachment Number 2

REPORT DOCUMENTATION PAGE					Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 1 hour per response, inducing the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing this collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Department of Defense. Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ADDRESS.

1. REPORT DATE (DD-MM-YYYY)		2. REPORT TYPE			3. DATES COVERED (From — To)

4. TITLE AND SUBTITLE					5a. CONTRACT NUMBER

5b. GRANT NUMBER

5c. PROGRAM ELEMENT NUMBER

6. AUTHOR(S)					5d. PROJECT NUMBER

5e. TASK NUMBER

5f. WORK UNIT NUMBER

7. PERFORMING ORGANIZATION NAME(S) AND ADDRESS(ES)					8. PERFORMING ORGANIZATION REPORT

9. SPONSORING / MONITORING AGENCY NAME(S) AND ADDRESS(ES)					10. SPONSOR/MONITOR’S ACRONYM(S)

11. SPONSOR/MONITOR’S REPORT NUMBER(S)

12. DISTRIBUTION /AVAILABILITY STATEMENT

13. SUPPLEMENTARY NOTES

14. ABSTRACT

15. SUBJECT TERMS

16. SECURITY CLASSIFICATION OF:			17. LIMITATION OF ABSTRACT	18. NUMBER OF PAGES	19a. NAME OF RESPONSIBLE PERSON

a. REPORT	b. ABSTRACT	c. THIS PAGE			19b. TELEPHONE NUMBER (include area code)

Attachment Number 3
Financial Accounting Data (FAD) Sheets

FINANCIAL ACCOUNTING DATA SHEET — NAVY

1. CONTRACT NUMBER (CRITICAL)
N0001407C0617			2. SPIIN (CRITICAL)			3. MOD (CRITICAL)				4. PR NUMBER 07PR06213-00
	6. LINE OF ACCOUNTING
											K.
	A.	B.	C.	D.				H.			COST CODE			7.	NAVY INTERNAL
	ACRN	APPROPRIATION	SUBHEAD	OBJ	E.	F.	G.	AAA	I.	J.	PROJ		PDLI	AMOUNT	USE ONLY REF
CLIN/SLIN	(CRITICAL)	(CRITICAL)	(CRITICAL)	CLA	PARM	RFM	SA	(CRITICAL)	IT	PAA	UNIT	MCC	& SUF	(CRITICAL)	DOC/ACRN
	AA	1771319	W2DG	255	RA	329	0	068342	2D	000000	04769	000	1WF0	$5,000.00	PR #07PR06213-00
															FRC:21WF

PAGE TOTAL														$5,000.00

GRAND TOTAL														$5,000.00

PREPARED/AUTHORIZED BY:					COMPTROLLER APPROVAL:

DATE:					FOR FISCAL DATA AND SIGNATURE
					BY for COMPTROLLER, ONR CONTRACT REVIEWED
					DATE:

FINANCIAL ACCOUNTING DATA SHEET — NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)		2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER
N0001407C0617				07PR06213-00
5.	6.			8.	NAVY INTERNAL
	ACRN			AMOUNT	USE ONLY REF
CLIN/SLIN	(CRITICAL)	ACCOUNTING CITATION		(CRITICAL)	DOC/ACRN

		This page is intentionally blank

PAGE TOTAL				$.00

GRAND TOTAL				$.00

PREPARED/AUTHORIZED BY:		COMPTROLLER APPROVAL:
		FOR FISCAL DATA AND SIGNATURE
		BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:		DATE:

FINANCIAL ACCOUNTING DATA SHEET — NAVY

1. CONTRACT NUMBER (CRITICAL)			2. SPIIN (CRITICAL)			3. MOD (CRITICAL) N.A.				4. PR NUMBER 07PR06213-01
N0001407C0617
	6. LINE OF ACCOUNTING
											K.
	A.	B.	C.	D.				H.			COST CODE			7.	NAVY INTERNAL
	ACRN	APPROPRIATION	SUBHEAD	OBJ	E.	F.	G.	AAA	I.	J.	PROJ		PDLI	AMOUNT	USE ONLY REF
CLIN/SLIN	(CRITICAL)	(CRITICAL)	(CRITICAL)	CLA	PARM	RFM	SA	(CRITICAL)	IT	PAA	UNIT	MCC	& SUF	(CRITICAL)	DOC/ACRN
	AB	1771319	W3MD	255	RA	329	0	068342	2D	000000	09957	000	DBSO	$1,695,000.00	PR #07PR06213-01
															FRC:2DBS

PAGE TOTAL														$1,695,000.00

GRAND TOTAL														$1,695,000.00

PREPARED/AUTHORIZED BY:					COMPTROLLER APPROVAL:

DATE:					FOR FISCAL DATA AND SIGNATURE
					BY for COMPTROLLER, ONR CONTRACT REVIEWED
					DATE:

FINANCIAL ACCOUNTING DATA SHEET — NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)		2. SPIIN (CRITICAL)	3. MOD (CRITICAL) N.A.	4. PR NUMBER
N0001407C0617				07PR06213-01
5.	6.			8.	NAVY INTERNAL
	ACRN			AMOUNT	USE ONLY REF
CLIN/SLIN	(CRITICAL)	ACCOUNTING CITATION		(CRITICAL)	DOC/ACRN

		This page is intentionally blank

PAGE TOTAL				$.00

GRAND TOTAL				$.00

PREPARED/AUTHORIZED BY:		COMPTROLLER APPROVAL:
		FOR FISCAL DATA AND SIGNATURE
		BY for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:		DATE: